Exhibit 10.1

October 5, 2007

Symmetry Medical Inc.
220 West Market Street
Warsaw, Indiana 46580
Attention: Chief Financial Officer

Ladies and Gentlemen:

Reference is made to the Amended and Restated Credit Agreement, dated as of June 13, 2006, as amended (the “Credit Agreement”), among Symmetry Medical Inc., a Delaware corporation (the “Borrower”), the banks and other financial institutions named therein (collectively, the “Lenders”), Wachovia Bank, National Association, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), General Electric Capital Corporation, as Syndication Agent for the Lenders, and CIT Lending Services Corporation and Charter One Bank, N.A., as Documentation Agents for the Lenders. Capitalized terms used herein without definition shall have the meanings given to them in the Credit Agreement.

The Borrower has delivered notice to the Administrative Agent and the Lenders that during the period from 1999 through October, 2007, management estimates that the Borrower’s Sheffield, UK operating unit overstated revenue and income before taxes by amounts estimated to be approximately $12 to $16 million. Based upon such overstatements, the Borrower has failed to comply with the provisions of Section 5.3, Section 5.8, Section 5.10, Sections 5.11(a)-(c), Section 5.15, Sections 6.1(a)-(b), Section 6.4, Section 6.7(i) and Article VII of the Credit Agreement. As a result of such noncompliance, Events of Default (collectively, in the singular, the “Specified Default”) have occurred and are continuing. The Borrower has requested that the Administrative Agent and the Required Lenders forbear, until January 7, 2008, from exercising their rights and remedies solely in respect of the Specified Default, and the Administrative Agent and the Required Lenders have agreed to such forbearance on the terms and conditions set forth herein.

Accordingly, in consideration of the representations, warranties, covenants and agreements made by the Borrower in this letter and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Administrative Agent and the Required Lenders hereby agree to forbear, until January 7, 2008, from the exercise of their rights or remedies solely in respect of the Specified Default, whether such rights and remedies are available under the Credit Agreement, the other Credit Documents, applicable law or otherwise. Notwithstanding the foregoing, the Borrower acknowledges and agrees that during the time period from the date of this letter until January 7, 2008 (the “Forbearance Period”), no

Borrowing of Revolving Loans, Swingline Loans or Letters of Credit shall be allowed. The Borrower further acknowledges and agrees that during the Forbearance Period, upon expiration of the applicable Interest Period for each LIBOR Loan, such LIBOR Loan shall convert to a Base Rate Loan.

As an inducement to obtain the agreements set forth herein, the Borrower represents and warrants to the Administrative Agent and the Lenders that (i) each of the representations and warranties of the Borrower contained in the Credit Agreement and in the other Credit Documents (other than the representations and warranties constituting a part of the Specified Default) is true and correct in all material respects on and as of the date hereof with the same effect as if made on and as of the date hereof (except to the extent any such representation or warranty is expressly stated to have been made as of a specific date, in which case such representation or warranty is true and correct in all material respects as of such date), and (ii) no Default or Event of Default (other than the Specified Default) has occurred and is continuing.

The Borrower acknowledges that the forbearance given hereby is temporary in nature and that if the Specified Default should be continuing under the Credit Agreement at any time after January 7, 2008, or if any other Default or Event of Default (including any breach of any representation, warranty or covenant of the Borrower contained in this letter) should occur and be continuing under the Credit Agreement at any time, the Administrative Agent and the Lenders will be under no further obligation to forbear the exercise of their rights and remedies under this letter, the Credit Agreement, the other Credit Documents, applicable law or otherwise. Each of the Subsidiary Guarantors agrees that nothing contained in this letter shall discharge, diminish, limit or otherwise affect in any respect its guaranty liability under the Credit Documents, and waives any defense to its guaranty liability occasioned by this letter.

The Administrative Agent and Lenders have not waived, and are not by this letter agreement waiving, any Events of Default (including the Specified Default) which may be continuing on the date hereof or any Events of Default which may occur after the date hereof (whether the same or similar to the Specified Default or otherwise), and Administrative Agent and Lenders have not agreed to forbear with respect to any of their rights or remedies concerning any Events of Default (other than, during the Forbearance Period, the Specified Default to the extent expressly set forth herein), which may have occurred or are continuing as of the date hereof or which may occur after the date hereof.

The parties hereto acknowledge, confirm and agree that any misrepresentation by Borrower, or any failure of Borrower to comply with the covenants, conditions and agreements contained in any Credit Documents (other than the Specified Default), herein or in any other agreement, document or instrument at any time executed and/or delivered by Borrower with, to or in favor of Lenders shall constitute an Event of Default hereunder, under the Credit Agreement and the other Credit Documents.

The Borrower and each of its Subsidiaries and Affiliates hereby release the Administrative Agent, the Lenders, and the Administrative Agent’s and the Lenders’ respective officers, employees, representatives, agents, counsel and directors (each a “Releasee”) from any and all actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, now known or unknown, suspected or unsuspected to the extent that any of the foregoing arises from any action or failure to act on or prior to the date hereof (each a “Claim”). The Borrower understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release. Borrower agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above. The Borrower, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of each Releasee that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Releasee on the basis of any Claim released, remised and discharged by the Borrower pursuant to the release set forth above. If the Borrower or any of its successors, assigns or other legal representations violates the foregoing covenant, the Borrower, for itself and its successors, assigns and legal representatives, agrees to pay, in addition to such other damages as any Releasee may sustain as a result of such violation, all attorneys’ fees and costs incurred by any Releasee as a result of such violation.

This letter represents the entire understanding and agreement between the Borrower, the Administrative Agent and the Required Lenders with respect to the subject matter hereof and, therefore, supersedes all prior negotiations between the parties concerning forbearance by the Administrative Agent and the Required Lenders with respect to the Specified Default and cannot be amended, supplemented or changed orally, but only by an agreement in writing which makes specific reference to this letter and which is signed by the party against whom enforcement of any such amendment, supplement or modification is sought.

The agreement of the Required Lenders as set forth herein is limited as specified, and shall not constitute or be deemed to constitute an amendment, modification or waiver of any provision of the Credit Agreement or any other Credit Document or a waiver of any Default or Event of Default except as expressly set forth herein.

This letter shall be governed by and construed and enforced in accordance with the laws of the State of New York (including Sections 5-1401 and 5-1402 of the New York General Obligations Law, but excluding all other choice of law and conflicts of law rules). This letter may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

[Signatures begin on following page.]

If you are in agreement with the terms of this letter, please indicate your acceptance by signing below.

Very truly yours,

WACHOVIA BANK, NATIONAL ASSOCIATION, as Administrative Agent, Issuing Lender, Swingline Lenders and as a Lender

By:	/s/ Kirk Tesch

Title:	Vice President

GENERAL ELECTRIC CAPITAL CORPORATION, as Syndication Agent and as a Lender

By:	/s/ David R. Campbell

Title:	SVP, Duly Authorized Signatory

CIT LENDING SERVICES CORPORATION, as Documentation Agent and as a Lender

By:

Title:

CHARTER ONE BANK, N.A., as Documentation Agent and as a Lender

By:

Title:

RBS CITIZENS, N.A., as Documentation Agent and Lender

By:	/s/ André A. Nazareth

Title:	Vice President

(signatures continued)

ANTARES CAPITAL CORPORATION

By:	/s/ Martin J. Mahoney

Title:	Duly Authorized Signatory

PB CAPITAL CORPORATION

By:

Title:

FIFTH THIRD BANK

By:	/s/ Allen Brouwer

Title:	Assistant Vice President

NATIONAL CITY BANK

By:	/s/ Jeff Dysert

Title:	Vice President

WELLS FARGO HSBC TRADE BANK, N.A.

By:	/s/ Scott Albert

Title:	Vice President

(signatures continued)

THE NORTHERN TRUST COMPANY

By:	/s/ Jared Hall

Title:	Vice President

COMERICA BANK

By:	/s/ Kristy Ahee

Title:	Assistant Vice President

NAVIGATOR CDO 2004, LTD, as a Lender
By:	Antares Asset Management Inc., as Collateral Manager

By:	/s/ John Campos

Title:	Authorized Signatory

Agreed to and accepted as of the date hereof:

SYMMETRY MEDICAL INC.

By:	/s/ Fred L. Hite

Title:	Chief Financial Officer

SYMMETRY MEDICAL USA INC.,

By:	/s/ Fred L. Hite

Title:	Chief Financial Officer

SYMMETRY MEDICAL INTERNATIONAL INC.

By:	/s/ Fred L. Hite

Title:	Chief Financial Officer

(signatures continued)

METTIS GROUP INC.

By:	/s/ Fred L. Hite

Title:	Chief Financial Officer

ULTREXX, INC.

By:	/s/ Fred L. Hite

Title:	Chief Financial Officer

JET ENGINEERING, INC.

By:	/s/ Fred L. Hite

Title:	Chief Financial Officer

RILEY MEDICAL, INC.

By:	/s/ Fred L. Hite

Title:	Chief Financial Officer

SMA REAL ESTATE, LLC

By:	/s/ Fred L. Hite

Title:	Chief Financial Officer

(signatures continued)

SYMMETRY MEDICAL EVERST, LLC

By:	/s/ Fred L. Hite

Title:	Chief Financial Officer

TNCO, INC.

By:	/s/ Fred L. Hite

Title:	Chief Financial Officer

SPECIALTY SURGICAL INSTRUMENTATION, INC.

By:	/s/ Fred L. Hite

Title:	Chief Financial Officer

UCA, LLC

By:	/s/ Fred L. Hite

Title:	Chief Financial Officer

SYMMETRY MEDICAL SSI REAL ESTATE, LLC

By:	/s/ Fred L. Hite

Title:	Chief Financial Officer